Inventories	6 Months Ended
Jun. 30, 2011
Inventories
Inventories

2. Inventories

The major components of inventories were as follows:

	June 30, 2011	December 31, 2010
Crude oil	$15,219	$6,128
Petroleum products	59,460	38,588
Caustic soda	6,869	6,309
NaHS	7,245	4,387
Other	27	16

Total inventories	$88,820	$55,428

Inventories are valued at the lower of cost or market. The costs of inventories exceeded market values by approximately $0.4 million at June 30, 2011, and we reduced the value of inventory in our unaudited condensed consolidated financial statements for this difference. At December 31, 2010, market values of our inventories exceeded recorded costs.